ACCOUNTS AND NOTES RECEIVABLE	12 Months Ended
Dec. 31, 2012
ACCOUNTS AND NOTES RECEIVABLE

3. ACCOUNTS AND NOTES RECEIVABLE

The Group’s accounts receivable is net of the allowance for doubtful accounts. The allowance for doubtful accounts activity is as follows:

	As of December 31,
	2011	2012	2012
	(RMB’000)	(RMB’000)	(US$’000)

Beginning balance	3,745	1,462	235
Provision for doubtful debt	1,778	87,626	14,065
Written-off	(4,061)	—	—

Ending balance	1,462	89,088	14,300

Notes receivable represents bank drafts that are non-interest bearing and due within four months. Such bank drafts have been arranged with third-party financial institutions by certain customers to settle their purchases from the Company. The carrying amount of notes receivable approximates fair value.